UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K / A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    May 21, 1996


                               BAB Holdings, Inc.
                 (Name of small business issuer in its charter)


         Illinois                     0-27068                   36-3857339
(State or other jurisdiction        (Commission                (IRS Employer
         of incorporation)          File Number)             Identification No.)


         8501 West Higgins Road, Suite 320, Chicago, Illinois         60631

         (Address of principal executive offices)                    Zip Code)


Issuer's telephone number  (312) 380-6100


         (Former name, former address and former fiscal year, if changed since last report.)



                                TABLE OF CONTENTS
                                                                           Page

Item 1. Changes in Control of Registrant.......................................1

Item 2. Acquisition or Disposition of Assets...................................1

Item 3. Bankruptcy or Receivership.............................................2

Item 4. Changes in Registrant's Certifying Accountant..........................2

Item 5. Other Events...........................................................2

Item 6. Resignations of Registrant's Directors.................................2

Item 7. Financial Statements and Exhibits......................................2

Item 8. Change in Fiscal Year..................................................7

SIGNATURE .....................................................................7



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 21, 1996, BAB Holdings, Inc. (Holdings or the Company), an Illinois corporation, completed the acquisition of the assets of Strathmore Bagels Franchise Corp. (Strathmore), a New York corporation. Strathmore is engaged in the business of distributing bagels and related products, at wholesale, and the collection of royalties on the related retail sale of those products pursuant to a license agreement, dated November 30, 1995 with Host International, Inc. (Host Marriott). (See Licensing Agreement filed as an exhibit hereto.) At the time of the acquisition, Strathmore had entered into individual contracts pursuant to the Licensing Agreement for 19 bagel-deli units and 15 bagel cart / display units in several major airports and travel plazas in the United States. These bagel-deli and display units are owned and operated by Host Marriott.

         The assets acquired by Holdings include the licensing contracts with Host Marriott and the individual contracts for each facility, supply contracts, equipment leases and other contractual arrangements with vendors. Additionally, Holdings acquired the machinery, equipment and improvements owned by Strathmore and located in the Host Marriott facilities.

         The purchase of the assets was completed in exchange for the following consideration: (a) $850,000 in cash paid at closing; (b) an option to purchase 625,000 shares of Holdings' common stock, no par value, exercisable during a period commencing on May 21, 1997 and ending on May 21, 1999 (312,500 shares exercisable from May 21, 1997 and all shares exercisable from May 21, 1998) at an exercise price of $6.17 per share (see Stock Option Agreement filed as an exhibit hereto); and (c) additional consideration based on the number of and gross sales volumes of additional units opening, as follows:

         (i) $5,000 for every bagel-deli unit operated under the Host Marriott agreement opened during the two years following the closing of this acquisition,

         (ii) A percentage of annual gross sales of the units identified in (i) above, which result in royalty payments to Holdings, at a rate of 5% of sales from $250,000.01 and $350,000, plus 3% of sales from $350,000.01 to $450,000, plus 1% of sales from $450,000.01 to
              $650,000, measured for a twelve month period,

         (iii)3% of annual gross sales, which result in royalty payments to Holdings, for each cart / display unit opened during the year following the closing of this acquisition, measured for a twelve-month period commencing 60 days after the unit is placed in operation, and

         (iv) Options to purchase 1,500 shares of Holdings common stock, no par value, for each bagel / deli unit opened during the first two years following the closing of this acquisition, at an exercise price of $6.17 per share. Options earned during the first year will be issued within 30 days following the end of that year and will be exercisable for a period of one year beginning with the date of issuance. Additionally, options earned during the second year will be issued within 30 days following the end of that year and will be exercisable for a period of one year beginning with the date of issuance.

         All shares issued pursuant to the options identified above have been given certain rights to registration under the Securities Act of 1933 (see Registration Rights Agreement filed as an exhibit hereto).

         The Company financed this transaction using a portion of the net proceeds from its November 27, 1995 initial public offering of securities.

         The Company will be assigning the activities of the sale of bagels and other products to the Host Marriott operated facilities and the collection of royalty on the retail sales thereon, to its wholly owned subsidiary, BAB Operations, Inc. (Operations). Operations will continue to maintain the units currently in operation and develop additional units in facilities operated by Host Marriott.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         None.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following unaudited pro forma combined statements of operations give effect to the acquisition by Holdings of certain assets of (i) Bagels Unlimited, Inc. (BUI) on May 1, 1996 and (ii) Strathmore on May 21, 1996 as if both acquisitions had occurred on the first day of the period presented. The unaudited pro forma combined statement of operations for the year ended November 30, 1995 is based on and should be read in conjunction with the following historical financial statements and the related notes thereto: (i) the audited consolidated statements of operations of Holdings for its fiscal year ended November 30, 1995 which was filed as part of Form 10-KSB for that fiscal year,
(ii) the audited statement of operations of BUI for its fiscal year ended February 29, 1996 which was included in the Form 8-K/A filed in connection with the BUI transaction on or about July 12, 1996, and (iii) the audited statement of operations of Strathmore for the year ended December 3, 1995 which was included as Schedule 7A in the Form 8-K filed on or about June 5, 1996. The unaudited pro forma interim combined statement of operations for the six months ended May 31, 1996 is based on and should be read in conjunction with the unaudited historical interim consolidated statement of operations of Holdings for the six months ended May 31, 1996 and the related notes thereto, which was filed as part of Form 10-QSB for the fiscal quarter ended May 31, 1996. The unaudited pro forma interim combined statement of operations is also based on
(i) the unaudited interim statement of operations of BUI for the five months ended April 30, 1996 and (ii) the unaudited interim statement of operations of Strathmore for the six months ended May 21, 1996.

         This unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations would have been had the acquisition of assets been completed as set forth above, nor does it purport to represent the results of operations of Holdings for future periods.





                                     HISTORICAL          HISTORICAL
                                     ----------          ----------              PRO FORMA
                                      HOLDINGS               BUI                 ---------
                                      --------               ---
                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                  NOVEMBER 30, 1995   FEBRUARY 29, 1996   ADJUSTMENTS     COMBINED
                                  -------------------------------------------------------------------
REVENUES:
Net sales by Company-owned
 stores                             $    563,211         $2,746,415        $      --     $3,309,626
Franchise fees                           700,000                 --               --        700,000
Royalty fees from franchised
 stores                                  767,064                 --         (136,000)(1)    631,064
Sales to licensed units                       --                 --               --             --
Other                                      2,728                 --               --          2,728
                                  -------------------------------------------------------------------
                                       2,033,003          2,746,415         (136,000)     4,643,418
OPERATING COSTS AND EXPENSES:
Company-owned stores                     566,588          2,338,541               --      2,905,129
Other operating costs                         --                 --               --             --
Selling, general and
 administrative:
 Payroll-related expenses                874,718                 --               --        874,718
 Professional service fees               396,358                 --               --        396,358
 Other                                   615,917            517,251           18,183 (2)         --
                                              --                 --         (136,000)(1)         --
                                              --                 --           (6,854)(3)         --
                                              --                 --           16,667 (4)  1,025,164
                                  -------------------------------------------------------------------
                                       1,886,993            517,251         (108,004)     2,296,240
                                  -------------------------------------------------------------------
                                       2,453,581          2,855,792         (108,004)     5,201,369
                                  -------------------------------------------------------------------
Income (loss) from operations           (420,578)          (109,377)         (27,996)      (557,951)
Other expense, net                        15,182             46,014               --         61,196
                                  -------------------------------------------------------------------
Income (loss) before taxes              (435,760)          (155,391)         (27,996)      (619,147)
Provision for income taxes                    --                 --               --             --
                                  -------------------------------------------------------------------
Net income (loss)                       (435,760)          (155,391)         (27,996)      (619,147)
Preferred stock dividend
 accumulated                               4,000                 --               --          4,000
                                  -------------------------------------------------------------------
Net income (loss) attributable
 to   common shareholders           $   (439,760)        $ (155,391)       $ (27,996)    $ (623,147)
                                  ===================================================================
Net loss attributable to
 common share:
 Primary                            $      (0.13)                                        $    (0.18)
                                  =================                                      ===========
 Fully diluted                      $      (0.12)                                        $    (0.17)
                                  =================                                      ===========
Average number of shares used:
 Primary                             3,382,917(5)                           50,000(6)     3,432,917
                                  =================                       ==========================
 Fully diluted                       3,560,256(5)                           50,000(6)     3,610,256
                                  =================                       ==========================


                        WIDE TABLE CONTINUED FROM ABOVE



                                     HISTORICAL
                                     ----------                 PRO FORMA
                                     STRATHMORE                 ---------
                                     ----------
                                  FISCAL YEAR ENDED
                                  DECEMBER 31, 1995      ADJUSTMENTS    COMBINED
                                -------------------------------------------------
REVENUES:
Net sales by Company-owned
 stores                               $     --        $          --    $3,309,626
Franchise fees                              --                            700,000
Royalty fees from franchised
 stores                                     --                   --       631,064
Sales to licensed units                440,944                   --       440,944
Other                                   75,000                   --        77,728
                                -------------------------------------------------
                                       515,944                   --     5,159,362
OPERATING COSTS AND EXPENSES:
Company-owned stores                        --                   --     2,905,129
Other operating costs                  274,439                   --       274,439
Selling, general and
 administrative:
 Payroll-related expenses               40,131                   --       914,849
 Professional service fees              75,068                   --       471,426
 Other                                  74,318               55,232(8)         --
                                            --               57,635(9)         --

                                            --                   --     1,212,349
                                -------------------------------------------------
                                       189,517              112,867     2,598,624
                                -------------------------------------------------
                                       463,956              112,867     5,778,192
                                -------------------------------------------------
Income (loss) from operations           51,988             (112,867)     (618,830)
Other expense, net                      30,920                   --        92,116
                                -------------------------------------------------
Income (loss) before taxes              21,068             (112,867)     (710,946)
Provision for income taxes               4,707                   --         4,707
                                -------------------------------------------------
Net income (loss)                       16,361             (112,867)     (715,653)
Preferred stock dividend
 accumulated                                --                   --         4,000
                                -------------------------------------------------
Net income (loss) attributable
 to   common shareholders             $ 16,361        $    (112,867)   $ (719,653)
                                =================================================
Net loss attributable to
 common share:
 Primary                                                               $    (0.21)
                                                                       ===========
 Fully diluted                                                         $    (0.20)
                                                                       ===========
Average number of shares used:
 Primary                                                                3,432,917
                                                                       ===========
 Fully diluted                                                          3,610,256
                                                                       ===========





                                                HISTORICAL        HISTORICAL
                                                ----------        ----------               PRO FORMA
                                                 HOLDINGS             BUI                  ---------
                                                 --------             ---
                                            SIX MONTHS ENDED   FIVE MONTHS ENDED
                                             MAY 31, 1996       APRIL 30, 1996      ADJUSTMENTS    COMBINED
                                            ----------------------------------------------------------------
Revenues:
Net sales by Company-owned stores             $    784,999        $1,152,522       $      --    $1,937,521
Franchise fees                                     491,500                --              --       491,500
Royalty fees from franchised stores                634,073                --         (59,524)(1)   574,549
Sales to licensed units                                 --                --              --            --
Other                                               29,938                --              --        29,938
                                            ----------------------------------------------------------------
                                                 1,940,510         1,152,522         (59,524)    3,033,508
Operating Costs and Expenses:
Company-owned stores                               746,410         1,026,194              --     1,772,604
Other operating costs                                   --                --              --            --
Selling, general and administrative:
 Payroll-related expenses                          584,467                --              --       584,467
 Professional service fees                         203,720                --              --       203,720
 Other                                             451,458           226,980           7,576 (2)
                                                                                     (59,524)(1)
                                                                                      (2,856)(3)
                                                        --                --           6,945 (4)   630,579
                                            ----------------------------------------------------------------
                                                 1,239,645           226,980         (47,859)    1,418,766
                                            ----------------------------------------------------------------
                                                 1,986,055         1,253,174         (47,859)    3,191,370
                                            ----------------------------------------------------------------
Income (loss) from operations                      (45,545)         (100,652)        (11,665)     (157,862)
Other income (expense), net                        189,189           (20,318)             --       168,871
                                            ----------------------------------------------------------------
Income (loss) before taxes                         143,644          (120,970)        (11,665)       11,009
Provision for income taxes                              --                --              --            --
                                            ----------------------------------------------------------------
Net income (loss) attributable to common
 shareholders                                 $    143,644        $ (120,970)      $ (11,665)   $   11,009
                                            ================================================================
Net loss attributable to common share:
 Primary                                      $       0.02                                      $     0.00
                                            ================                                    ==========
 Fully diluted                                $       0.02                                      $     0.00
                                            ================                                    ==========
Average number of shares used:
 Primary                                         7,178,219(5)                         55,513(7)  7,233,732
                                            ================                      ========================
 Fully diluted                                   7,232,153(5)                         59,876(7)  7,292,029
                                            ================                      ========================



                        WIDE TABLE CONTINUED FROM ABOVE



                                             HISTORICAL
                                             ----------                 PRO FORMA
                                             STRATHMORE                 ---------
                                             ----------
                                          SIX MONTHS ENDED
                                            MAY 21, 1996        ADJUSTMENTS    COMBINED
                                         -----------------------------------------------
Revenues:
Net sales by Company-owned stores            $      --           $      --     $1,937,521
Franchise fees                                      --                  --        491,500
Royalty fees from franchised stores                 --                  --        574,549
Sales to licensed units                        248,268                  --        248,268
Other                                           30,000                  --         59,938
                                         -----------------      -------------------------
                                               278,268                  --      3,311,776
Operating Costs and Expenses:
Company-owned stores                                --                  --      1,772,604
Other operating costs                          160,318                  --        160,318
Selling, general and administrative:
 Payroll-related expenses                       37,147                  --        621,614
 Professional service fees                      91,743                  --        295,463
 Other                                          46,836              27,616(8)
                                                    --              28,818(9)          --
                                                    --                  --        733,849
                                         -----------------      -------------------------
                                               175,726              56,434      1,650,926
                                         -----------------      -------------------------
                                               336,044              56,434      3,583,848
                                         -----------------      -------------------------
Income (loss) from operations                  (57,776)            (56,434)      (272,072)
Other income (expense), net                         --                  --        168,871
                                         -----------------      -------------------------
Income (loss) before taxes                     (57,776)            (56,434)      (103,201)
Provision for income taxes                      12,462                  --         12,462
                                         -----------------      -------------------------
Net income (loss) attributable to common
 shareholders                                $ (70,238)          $ (56,434)    $ (115,663)
                                         =================      =========================
Net loss attributable to common share:
 Primary                                                                       $    (0.02)
                                                                               ==========
 Fully diluted                                                                 $    (0.02)
                                                                               ==========
Average number of shares used:
 Primary                                                         (175,518)(10)  7,058,214
                                                                =========================
 Fully diluted                                                   (225,220)(10)  7,066,809
                                                                =========================



Notes to pro forma condensed combined financial information:

(1.) Elimination of royalty fee revenue of Holdings and the related expense of BUI.

(2.) Amortization of the preliminary estimate of goodwill of approximately $727,000 associated with the BUI acquisition over a 40-year period.

(3.) Elimination of franchise fee amortization by BUI associated with the initial franchise fees paid to Holdings.

(4.) Amortization of non-competition agreement entered into with the principals of BUI over a 6-year period.

(5.) Average number of shares reported have been adjusted to retroactively give effect of 50% stock dividend payable to shareholders of record of Holdings on April 12, 1996.

(6.) Reflects the issuance of 50,000 shares of Holdings common stock as partial consideration for purchase of BUI.

(7.) Reflects the effect of the issuance of 50,000 shares and the option to purchase an additional 100,000 shares of Holdings common stock as partial consideration in the acquisition of BUI.

(8.) Amortization of the preliminary estimate of goodwill of approximately $2,210,000 associated with the Strathmore acquisition over a 40-year period.

(9.) Amortization of the preliminary estimate of the value of certain contract rights of approximately $490,000 acquired in connection with the Strathmore acquisition over an estimated remaining useful life of 102 months.

(10.) Adjusted to recognize the antidilutive impact of common stock equivalents under a loss position in the pro forma condensed combined financial information.


EXHIBITS

         The following exhibits are filed herewith.

Exhibit
   No.               Description of Exhibit

10.21 Asset Purchase Agreement by and between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp. dated May 21, 1996 (without schedules)

10.22 Stock Option Agreement dated May 21, 1996 between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp. dated May 21, 1996

10.23 Registration Rights Agreement dated May 21, 1996 between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp. dated May 21, 1996

10.24 Non-Competition Agreement dated May 21, 1996 between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp., Jack Freedman and Glenn Stuerman dated May 21, 1996

10.25 Memorandum of Understanding Regarding Form of License Agreement effective November 30, 1995 between Strathmore Bagels Franchise Corp. and Host International, Inc.

10.26 Consent to Assignment between Strathmore Bagels Franchise Corp. and Host International, Inc. dated March 13, 1996 (as amended May 21, 1996)

(Exhibits listed above have been incorporated by reference to exhibits bearing the same numbers filed as part of the report on Form 8-K concerning this transaction on June 5, 1996.)

ITEM 8.  CHANGE IN FISCAL YEAR

Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BAB HOLDINGS, INC.

Dated:  August 5, 1996          By:  /s/ Theodore P. Noncek
                                     Theodore P. Noncek, Chief Financial Officer